LIQUID GREEN ACCOUNT	Offered through Unified Fund Services Inc. 2960 N. Meridian Street, Ste. 300 Indianapolis, IN 46208

Prospectus
May 1, 2009 (Revised May 6, 2009)

Liquid Green Account utilizes Class A Shares (“Shares”) of the Huntington Money Market Fund (“Fund”).

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

Table of Contents
RISK/RETURN SUMMARY……………………………………………………………………………………………………………………………...
FEES AND EXPENSES OF THE FUND’S SHARES…...……………………………………………………………………….……………………
OTHER INFORMATION ABOUT THE FUND’S GOAL, STRATEGIES AND RISKS……………………………….…………………………….
ADVISOR……...……………………………………………………………………………………………….….………………………………………
FEES PAID TO ADVISOR AND AFFILIATES…………………………………………………………………………………………………………
PURCHASES AND REDEMPTIONS…………………………………………………………………………………………………………………...
DIVIDENDS, DISTRIBUTIONS AND TAXES……………………………………………………………………………………………………….....
DISTRIBUTION ARRANGEMENTS…………………………………………………………………………………………….…………………..….
FINANCIAL HIGHLIGHTS……………………………………………………………………………………………………………………………..
2 3 3 3 4 5 7 8 9

RISK/RETURN SUMMARY

The following is a summary of certain key information about the Fund.  You will find additional information about the Fund, including a detailed description of the risks of an investment in the Fund, after this summary, as well as in the Fund’s Statement of Additional Information (“SAI”).

Investment Goal:  The Fund’s investment goal is to seek to maximize current income while preserving capital and maintaining liquidity by investing in a portfolio of high quality money market instruments.

Principal Investment Strategies: Huntington Asset Advisors, Inc. (“Advisor”) strives to maintain a $1.00 net asset value (“NAV”) per share by investing in high quality, short-term money market instruments.

Principal Risks. The principal risks of investing in the Fund are:

Interest Rate Risk.   Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities.  Generally, when interest rates rise, prices of fixed income securities fall.

Credit Risk. Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Another important thing for you to note:
An investment in the Fund is not a deposit or an obligation of The Huntington National Bank (“Bank”), its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE AND BAR CHART INFORMATION
The following performance table and bar chart illustrate the risks and volatility of an investment in the Fund’s Shares.  Of course, the Fund’s past performance does not necessarily indicate how it will perform in the future.

PERFORMANCE TABLE
This table shows the average annual total returns of the Fund’s Shares before taxes for periods ended 12/31/08.  These returns reflect applicable sales charges (none).
1 Year	5 Years	10 Years
1.34%	2.37%	2.64%
*Since May 1, 1991.

BAR CHART
This bar chart shows changes in the performance of the Fund’s Shares on a calendar year basis.

The ‘y’ axis reflects the “% Total Return” beginning with “0” and increasing in increments of (0.40)% up to 0.60%.

The ‘x’ axis represents calculation periods from the earliest first full calendar year end of the Fund’s start of business through the calendar year ended 2008. The light gray shaded chart features ten distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year. The calculated total return percentage for the Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 1999 through 2008. The percentages noted are: 4.67%, 5.81%, 3.20%, 0.70%, 0.24%, 0.39%, 2.13%, 3.94%, 4.11% and 1.34% respectively.

Best Quarter                                Q3           2000           1.49%
Worst Quarter                             Q1           2004           0.05%

For current 7-day yield information, call 1-800-408-4682.

FEES AND EXPENSES OF THE FUND'S SHARES
The following tables describe the fees and expenses you would pay if you bought and held Fund Shares.

Shareholder Fees (fees paid directly from your investment)
None (other than applicable wire transfer fees)

ANNUAL FUND OPERATING EXPENSES (Expenses that are deducted from Fund assets)		EXAMPLE
Investment Advisory Fees† ………………….	0.26%	1 Year…………………………	$107
Distribution (12b-1) Fees……………………	0.25%	3 Years………………………...	$334
Shareholder Servicing Fees………………….	0.25%	5 Years………………………..	$579
Other Expenses……………………………..	0.29%	10 Years………………………	$1,283
Total Annual Fund Operating Expenses ….	1.05%
† The Advisor is entitled to receive a maximum fee of 0.30% of the Fund’s average daily net assets. This fee is subject to breakpoints as the Fund’s assets increase. See section entitled “Fees Paid to Advisor and Affiliates”.

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  It assumes that you invest $10,000 in Fund Shares for the time periods indicated and then redeem your Shares at the end of those periods.  The Example also assumes that each year your investment has a 5% return and that the Fund’s expenses remain the same.  Your actual costs and returns may be higher or lower.
.

OTHER INFORMATION ABOUT THE FUND’S GOAL, STRATEGIES AND RISKS
This section of the Prospectus provides a more complete description of the investment goal, principal strategies and risks of the Fund.
Please note:
Additional descriptions of the Fund’s strategies and investments, as well as other strategies and investments not described below, may be found in the Fund’s SAI.
•	The Fund’s investment goal is fundamental and may be changed only by a vote of a majority of the Fund’s outstanding shares. There is no guarantee that the Fund will achieve its investment goal.
•	Except as noted, the Fund’s investment strategies are not fundamental and thus can be changed without a shareholder vote.

Investment Goal and Strategies
The Fund’s investment goal is to seek to maximize current income while preserving capital and maintaining liquidity by investing in a portfolio of high quality money market instruments.
The Advisor strives to maintain a $1.00 NAV per share by investing in commercial paper and U.S. government agency notes, and other short-term money market instruments, which may include municipal securities, that are either rated in the highest rating category by a nationally recognized statistical rating organization or unrated and deemed to be of comparable quality by the Advisor.  In managing the portfolio, the Advisor determines an appropriate dollar weighted average maturity range for the Fund (currently between 25 and 60 days) and endeavors to diversify the portfolio across market sectors. (Like all money market funds, the Fund’s dollar-weighted average maturity range may extend up to 90 days when the Advisor deems it necessary).
The Advisor employs a top-down analysis of economic and market factors to select Fund investments. In addition, the Advisor analyzes cash flows, maturities, settlements, tax payments, yields and credit quality and monitors new issue calendars for potential purchases.
The Fund intends to invest in the securities of U.S. government-sponsored entities (“GSEs”). Some GSE securities are backed by the full faith and credit of the U.S. government and some GSE securities are not.  GSE securities not backed by the full faith and credit of the U.S. government include those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. GSE securities that are supported by the full faith and credit of the U.S. government include those issued by the Government National Mortgage Association. Finally, the Fund may invest in GSE securities that are not backed by the full faith and credit of the U.S. government and have no explicit financial support.  Such securities include those issued by the Farm Credit System and the Financing Corporation.
As a general matter, the Fund complies with SEC money market rules that impose strict requirements on the investment quality, maturity and diversification of the Fund’s holdings.

Risk Considerations
Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following risks:
Global Intervention and Extreme Volatility.
Instability in the financial markets has led the United States Government and other governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Interest Rate Risk. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall.

Credit Risk. Credit risk is the possibility that a party to a transaction involving a Fund will fail to meet its obligations. Credit risk also includes the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money. This could cause the Fund to lose the benefit of the transaction or prevent a Fund from selling or buying other securities to implement its investment strategy.

Call Risk. Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed income security is called, a Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Liquidity Risk. Liquidity risk refers to the possibility that a Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, a Fund will be required to continue to hold the security or keep the position open, and a Fund could incur losses.

Market Risk. The risk that a security’s market value may decline, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the investor originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector or the market as a whole. For fixed-income securities, market risk is largely influenced by changes in interest rates. Rising interest rates typically cause the value of bonds to decrease, while falling rates typically cause the value of bonds to increase.

Prepayment Risk. Many types of fixed-income securities are subject to prepayment risk, including mortgage-backed securities. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. This is more likely to occur when interest rates fall. The prepayment of principal can adversely affect the return of the Fund since it may have to reinvest the proceeds in securities that pay a lower interest rate.

Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield.  The additional interest paid for risk is measured by the difference between the yield of a mortgage-backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread).  An increase in the spread may cause the price of the mortgage-backed security to decline.  Spreads generally increase in response to adverse economic or market conditions.  Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

ADVISOR

The Board of Trustees (“Trustees”) of The Huntington Funds (“Trust”) are responsible for generally overseeing the conduct of the Fund’s business.  The Advisor’s address is Huntington Center, 41 South High Street, Columbus, Ohio 43215, and has served as the Fund’s investment advisor since the Fund’s inception.  The Advisor is a separate, wholly-owned subsidiary of the Bank. As of December 31, 2008, the Advisor had assets under management of $3.9 billion.
Subject to the supervision of the Trustees of the Fund, the Advisor provides a continuous investment program for the Fund, including investment research and management with respect to all securities, instruments, cash and cash equivalents in the Fund.  Through its portfolio management team, the Advisor makes the day-to-day investment decisions and continuously reviews and administers the investment programs of the Fund.
The Bank is a direct, wholly-owned subsidiary of Huntington Bancshares, Incorporated (“HBI”), a Maryland corporation with executive offices located at Huntington Center, 41 South High Street, Columbus, Ohio 43215. As of December 31, 2008, the Bank had assets of $50 billion.

FEES PAID TO ADVISOR AND AFFILIATES
The Advisor and its affiliates provide the Fund with advisory, administration, transfer agency, accounting, distribution and custodian services.
A discussion of the Trustees’ review of the investment advisory agreements with the Trust is available in the Fund’s Annual Report for the period ended December 31, 2008.
The Fund pays the Advisor management fees as a percentage of average daily net assets (ADNA) for its services as investment advisor as follows:

Tiered	Annual Rate
Up to $500 million	0.30%
On the next $500 million	0.25%
On excess of $1 billion	0.20%

Administration
The Bank provides administration services at the following annual rate of the ADNA of the Fund on a tiered basis:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Fund
0.1822%	on the first $4 billion
0.1650%	on the next $2 billion
0.1575%	on the next $2 billion
0.1450%	on assets in excess of $8 billion
There is no minimum annual fee per Fund or class of Shares.
The Advisor and its affiliates may pay out of their own reasonable resources and profits, fees or other expenses for shareholder and/or recordkeeping services and/or marketing support.

Effective April 1, 2009, Unified Fund Services, Inc. (“Unified”), a wholly-owned subsidiary of HBI, began serving as the Fund’s sub-administrator, assisting with the provision of administrative services necessary to operate the Fund. Out of the fees paid to it by the Fund, the Bank pays Unified fees for its sub-administrative services.

Prior to April 1, 2009, Federated Services Company, a wholly-owned subsidiary of Federated Investors,
Inc., served as sub-administrator to the Fund.

Financial Administration and Portfolio Accounting Services
The Bank has sub-contracted certain fund accounting services to Citi Fund Services Ohio, Inc. (“Citi”). Out of the fees paid to it by the Fund, the Bank pays Citi for these services based on the ADNA of the Fund, subject to minimum fees in certain circumstances.

Custody Services
The Bank currently serves as custodian of the Fund and receives a maximum fee of 0.26% of the Fund’s ADNA, plus out-of-pocket expenses.

PFPC Trust Company (“PFPC”) serves as sub-custodian for the securities lending program and retains a portion of earnings from the investment and reinvestment of cash collateral and a portion of any loan fees paid by borrowers with respect to securities loans.

Transfer Agency Services
Unified is the transfer and dividend disbursing agent for the Fund.

Shareholder Service Fee
The Fund may pay a Shareholder Service fee up to 0.25% of its ADNA, which may be paid to financial intermediaries for providing shareholder assistance, maintaining shareholder accounts and communicating or facilitating purchases and redemption of shares. Intermediaries that receive Shareholder Service fees may include a company affiliated with the management of the Distributor, as defined herein, and/or Advisor.

PURCHASES AND REDEMPTIONS
Pricing of Shares

The price at which the Fund will offer or redeem its Shares is the NAV determined after the order is considered received.  The Fund attempts to stabilize its NAV per Share at $1.00 by valuing its portfolio securities using the amortized cost method.  These valuation methods are more fully described in the Fund’s SAI.
The Fund calculates its NAV per Share at 1:00 p.m. Eastern Time.
In addition, the Fund reserves the right to allow the purchase and redemption of Shares on any other day on which regular trading in money market instruments is taking place.  On any day that the bond markets close early, such as days in advance of holidays or in the event of any emergency, the Fund reserves the right to advance the time NAV is determined and by which purchase and redemption orders must be received on that day, to the time of such closing.

Purchasing Shares
You may purchase Shares of the Fund on any business day when the Federal Reserve Bank, the NYSE and the principal bond markets (as recommended by the Bond Market Association) are open, and as discussed under “Pricing of Shares,” above. In connection with the sale of the Fund’s Shares, the Fund's Distributor, as defined herein, may from time to time offer certain items of nominal value to any shareholder.

How to Buy Shares
1.	Minimum investment requirements:
•	$1,000 for initial investments outside the Systematic Investment Program (“SIP”) ($100 for Current Employees)
•	$500 for initial investments through an IRA Account
•	$50 for initial investments through the SIP ($25 for Current Employees)
•	$50 for subsequent investments (including IRA Accounts)
These minimum investment requirements may be waived under certain circumstances for certain investors, including, but not limited to, investments in connection with cash sweep arrangements and for IRA Accounts.

2.	Call
•	Unified Fund Services, Inc. at
(800) 408-4682
•	Your Investment Professional

3.	Make Payment
•	By check payable to “Liquid Green Account” and send directly to:

Liquid Green Account
c/o Unified Fund Services
P.O. Box 6110
Indianapolis, IN  46206-6110

Note:  Checks must be made payable to Liquid Green Account.  Third party checks will not be accepted.
(The Fund will treat your order as having been received once the Fund receives your check).

OR

•	By Federal funds wire to:

Huntington National Bank, N.A.
ABA #044000024
Liquid Green Account
Account #01892240239
Shareholder Name
Shareholder Account Number
(The Fund will treat your order as having been received immediately upon receipt by its transfer agent).

OR

•	By check or Federal funds wire

•	Through the SIP
(Once you become a participant in the SIP, your investments will be made automatically at your requested intervals.)

Other methods of acceptable payment are discussed in the SAI.
Call Unified at (800) 408-4682 if you have any questions about purchasing Shares.

Systematic Investment Program (SIP)
You may invest on a regular basis in Fund Shares through the SIP.  To participate, you must open an account with the Fund by calling Unified at (800) 408-4682, request and complete an application, and invest at least $50 at periodic intervals.  This Program may not be available to accounts established through certain financial institutions, and minimum investment requirements may differ.
Please contact Unified for more details.
Once you have signed up for SIP, the Fund will automatically withdraw money from your bank account and invest it in Shares of the Fund.  Your participation in SIP may be canceled if you do not maintain sufficient funds in your bank account to pay for your investment.

Other Information
With regard to investments in the Fund, you will begin earning dividends on the day your order is received if Unified receives payment in federal funds before 1:00 p.m. (Eastern Time).  Investments in the Fund made by check, automated clearing house (“ACH”) or SIP are considered received when the payment is converted to federal funds (normally the next business day).  Orders placed through an intermediary must be received and transmitted to the Fund before the applicable cut-off time in order for Shares to be purchased that day.  It is the intermediary’s responsibility to transmit orders promptly; however, you should allow sufficient time for orderly processing and transmission.

The Fund reserves the right to suspend the sale of Fund Shares temporarily and the right to refuse any order to purchase Fund Shares.

If the Fund receives insufficient payment for a purchase, or the Fund does not receive payment within three (3) business days, or your check doesn’t clear, the Fund will cancel the purchase and may charge you a fee.  In addition, you will be liable for any losses or fees incurred by the Fund or it transfer agent.

Redeeming Shares
You may redeem Fund Shares on any business day when the Federal Reserve Bank, the NYSE and the principal bond markets are open, and as discussed under “Pricing of Shares,” above.

How to Redeem Shares
1.	Call (To redeem Shares by phone, you must have completed the appropriate section on your account application).
•	Unified at (800) 408-4682
•	Your Investment Professional

OR

Write
Liquid Green Account
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, IN  46206-6110

OR

Write a Check
In an amount of at least $250 from your Fund account (You may not use a check to close an account).

You may write checks payable to any payee in any amount of $250 or more.  You may present up to three checks per month for payment free of charge.  Additional checks will result in a charge of $0.30 per check.  Daily dividends will continue to accrue on the Shares redeemed by check until the day the check is presented for payment.

2.	Provide the required information
•	The name of the Fund (Liquid Green Account)
•	Specify the Share class (Class A)
•	Your account number
•	The name and address on your account
•	Your bank’s wire transfer information (for wire transfers)
•	The dollar amount or number of Shares you wish to redeem
•	Your signature (for written requests)

If you request a redemption of over $50,000, request any redemption to be sent to an address other than the address on record with the Fund or Transfer Agent, or request any redemption to be paid to a person or persons other than the shareholder(s) of record, you will need a New Technology Medallion Signature Guarantee in order to redeem.
In order to redeem Shares on a particular day, the Fund must receive your request before 1:00 p.m. (Eastern Time).  Proceeds from the redemption of Shares purchased by check, ACH, or SIP will be delayed until the purchase has cleared, which may take up to ten business days.
For Fund shareholders who request redemptions prior to 1:00 p.m. (Eastern Time), usually the proceeds will be wired on the same day or a check will be mailed on the following business day if the request is received by Unified by 1:00 p.m. (Eastern Time).  Shareholders will not receive that day’s dividend.  For Fund shareholders who request redemptions after the cut-off time mentioned above, usually proceeds will be wired or a check will be mailed the following business day after NAV is next determined.  However, shareholders will receive the previous day’s dividend.  Redemption requests made through financial institutions must be promptly submitted to the Fund in order to be processed by the Fund’s deadlines. Proceeds are wired to an account previously designated in writing by the shareholder at any domestic commercial bank which is a member of the Federal Reserve System.  Proceeds to be paid by check are sent to the shareholder’s address of record.  Your financial institution may offer additional arrangements for payments.  Please contact it for more details.

Systematic Withdrawal Program
You may choose to receive periodic payments from redemptions of Fund Shares through the Systematic Withdrawal Program.  Once you have signed up for the Program by calling Unified or the Fund, the Fund will automatically redeem Shares from your account and electronically send the proceeds to the bank account you specify.  This Program may not be available to accounts established through certain financial institutions, and minimum requirements may differ.  Please contact Unified for more details.

Redeeming Accounts with Balances Under $1,000
Due to the high cost of maintaining accounts with low balances, if your account balance falls below $1,000 ($500 in the case of IRA Accounts), Unified or the Fund may choose to redeem those Shares and close that account without your consent.  The Fund will not close any account which is held through a retirement plan or any account whose value falls below $1,000 as a result of changes in the Fund’s NAV.  If Unified or the Fund plans to close your account, it will notify you and provide you with 30 days to add to your account balance.  Unified may establish different requirements, such as for cash sweep arrangements.  Please contact Unified for more details.

Other Information
To the extent permitted by federal securities laws, the Trust reserves the right to suspend the redemption of Fund Shares temporarily under extraordinary market conditions such as market closures or suspension of trading by the SEC.  The Fund also reserves the right to postpone payment for more than seven days where payment for Shares to be redeemed has not yet cleared.
The Fund may terminate or modify the methods of redemption at any time. In such case, you will be promptly notified.

Telephone Transactions
You may redeem Shares by simply calling Unified at (800) 408-4682.

If you call before 1:00 p.m. (Eastern Time) your redemption will be wired to you the same day.  You will not receive that day’s dividend.

If you call after 1:00 p.m. (Eastern Time), your redemption will be wired to you the following business day.  You will receive that day’s dividend.

Unified may record your telephone instructions.  If it does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Checkwriting
You may request checks from Unified to redeem your Fund Shares.  Your account will continue to receive the daily dividend declared on the Shares being redeemed until the check is presented for payment.

Frequent Trading Policies
Given the short-term nature of the Fund’s investments and its use of the amortized cost method for calculating the NAV of Fund Shares, the Fund does not anticipate that, in the normal case, frequent or short-term trading into and out of the Fund will have significant adverse consequences for the Fund and its shareholders.  For this reason and because the Fund is intended to be used as liquid short-term investments, the Fund’s policies or procedures to discourage frequent or short-term trading does not apply to the Fund’s Shares.  However, the Fund may limit or terminate the availability of purchases or exchanges to a shareholder and may bar the shareholder from purchasing or exchanging shares of the Fund and other Huntington non-money market funds if the Fund’s management or Advisor determines from the amount, frequency or pattern of purchases and redemptions or exchanges that the shareholder is engaged in excessive trading that is or could be detrimental to the Huntington non-money market funds and their shareholders.

Portfolio Holdings Information
You can access summary portfolio composition information concerning the Fund’s portfolio holdings in the “Fund Fact Sheets” option under the “Fund Shareholders” or “Prospective Investors” pages of The Huntington Funds’ website at www.huntingtonfunds.com.  This information is prepared as of the end of each quarter, is posted on the website approximately 30 days after the end of the quarter, and remains there until replaced by the information for the succeeding quarter.  The summary portfolio composition information may include the following types of information, but is subject to change:  identification of the Fund’s top ten holdings, and percentage breakdowns of the portfolio holdings by sector, and/or credit quality, as applicable.

In addition, the Fund’s annual and semiannual reports contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters.  You may request copies at www.huntingtonfunds.com or by calling 1-800-253-0412.  The Fund also prepares a report on Form N-Q of its portfolio holdings as of the end of the Fund’s first and third fiscal quarters.  Each of these fiscal quarter reports contains complete listings of the Fund’s portfolio holdings and is filed with the SEC within 60 days of the end of the reporting period at the SEC’s website at www.sec.gov, or you may obtain a copy by calling The Huntington Funds at its toll-free number of 1-800-253-0412.

DIVIDENDS, DISTRIBUTIONS AND TAXES
Dividends and Distributions
The Fund declares dividends on investment income daily and pays them monthly.  Any distributions of net capital gains would be made annually.  See “Purchasing Shares – Other Information” above for when you are entitled to start receiving dividends, and “Redeeming Shares – How to Redeem Shares” for when you will no longer be entitled to receive dividends.  All dividends and distributions payable to a holder of Fund Shares will be automatically reinvested in additional Fund Shares, unless the shareholder elects to receive cash payments.

Taxes
The Fund intends to distribute substantially all of its net investment income (including any net realized capital gains) to its shareholders at least annually.  Unless otherwise exempt or as discussed below, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions received. This applies whether dividends and other distributions are received in cash or as additional shares.  If there are any distributions representing long-term capital gains, they will be taxable to shareholders as long-term capital gains no matter how long a shareholder has held the Shares.

Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

DISTRIBUTION ARRANGEMENTS

Effective April 1, 2009, Unified Financial Securities, Inc. (“Distributor”), a wholly-owned subsidiary of HBI, began serving as the Fund’s Distributor.
From time to time, the Distributor may pay out of its reasonable profits and other resources (including those of its affiliates) advertising, marketing and other expenses for the benefit of the Fund.
The Fund has adopted a Distribution Plan under Rule 12b-1 that allows it to pay fees to financial intermediaries (which may be paid through the Distributor) for the sale and distribution of its shares.  These fees may be paid to the Distributor, the Advisor and their affiliates. The maximum 12b-1 fee is 0.25% of the Fund’s Class A Shares average daily net assets.  The Fund may waive or reduce the maximum amount of Rule 12b-1 fees it pays from time to time in its sole discretion. In addition, a financial intermediary (including the Distributor, the Advisor or their affiliates) may voluntarily waive or reduce any fees to which they may be entitled. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.  Prior to April 1, 2009, Edgewood Services, Inc., a subsidiary of Federated Investors, Inc., served as distributor.

Additional Payments to Financial Intermediaries
The Distributor, the Advisor and their affiliates may pay out of their own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders.  The amounts of these payments could be significant, and may create an incentive for the financial intermediaries or its employees or associated persons to recommend or sell Shares of the Fund to you.  These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s prospectus because they are not paid by the Fund.
These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.  These payments may be in addition to payments made by the Fund to the financial intermediary under a Rule 12b-1 Plan and/or shareholder service fees arrangement.  You can ask your financial intermediary for information about any payments it receives from the Distributor, the Advisor, their affiliates, or the Fund and any services the financial intermediary provides.  The SAI contains additional information on the types of additional payments that may be paid.

FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
The financial highlights table that follows is intended to help you understand the Fund’s financial performance for the past five fiscal years ended December 31.  Certain information reflects financial results for a single Fund Share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been derived from the Fund’s financial statements, which, for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, have been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.

	Money Market Fund Class A Shares Year Ended December 31,
(For a share outstanding throughout the period)	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.01	0.04	0.04	0.02	_(¹)
Net realized and unrealized gain on investments	--_(¹)	--_(¹)	--_(¹)	--	--
Distributions to shareholders from net investment income	0.01	0.04	0.04	0.02	_(¹)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	1.34%	4.11%	3.94%	2.13%	0.39%
Ratio of Net Expenses to Average Net Assets	1.04%	1.04%	1.07%	1.00%	0.95%
Ratio of Net Investment Income to Average Net Assets	1.48%	4.02%	3.92%	3.92%	0.38%
Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	1.04%	1.04%	1.07%	1.00%	0.95%
Ratio of Net Investment Income (Prior to Reimbursements) to Average Net Assets	1.48%	4.02%	3.92%	2.10%	0.25%
Net assets, end of period (000 omitted)	$299,329	$528,326	$406,510	$219,767	$217,570
(1) Amount is less than $0.005.

An SAI dated May 1, 2009, is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your investment professional or the Fund at 1-800-408-4682.

These documents and additional information about the Fund (including portfolio holdings, performance and distributions) are available on The Huntington Funds’ website at www.huntingtonfunds.com.

To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make other inquiries:

Call 1-800-408-4682

Write
Liquid Green Account
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, IN 46206-6110

Log on to the Internet
The SEC’s website, www.sec.gov, contains text-only versions of the Trust’s and Fund’s documents.

Contact the SEC
Call 1-202 551-8090 about visiting the SEC’s Public Reference Room in Washington DC to review and copy information about the Fund (including the SAI).  Alternatively, you may send your request to the SEC by e-mail at publicinfo@sec.gov or by mail with a duplicating fee, to the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-0102.

Unified Financial Securities, Inc. is the Distributor and is a wholly-owned subsidiary of Huntington Bancshares, Incorporated.

The Fund’s Investment Company Act registration number is 811-5010

Cusip 446327108
G27718-01 (5/08)